UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 9, 2009
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 35th Street	1750 Tysons Boulevard
Chicago, IL 60616	Suite 1300
(312) 567-4000	McLean, VA 22102
(703) 918-4480
(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this report set forth under Item 7.01 is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
Alion Science and Technology Corporation (Alion or the Company) intends to disclose on January 12, 2009, the following non-public information to holders of its currently outstanding 10 1/4 % senior unsecured notes.
Consolidated EBITDA for the three month period ended September 30, 2008 was approximately $14.6 million, and Consolidated EBITDA for the three month period ended September 30, 2007 was approximately $25.6 million. Consolidated EBITDA is defined in the Credit Agreement dated as of August 2, 2004 among the Company, certain of the Company’s subsidiaries, Credit Suisse First Boston (now known as Credit Suisse) and certain other parties. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Consolidated EBITDA
Calculations
For the Quarters Ended September 30, 2008 and 2007
(Dollars in thousands)
(Unaudited)

	Quarter Ended September 30,
	2008	2007
Calculation of EBITDA (1)
Net income	$1,069	$863
Plus: Interest expense	7,944	7,886
Plus: Loss on retirement of debt	0	0
Plus: Income tax expense (benefit)	(38)	1
Plus: Depreciation and amortization expense	5,042	5,530

EBITDA	$14,017	$14,280

Calculation of Consolidated EBITDA (2)
EBITDA	14,017	14,280

Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	(5,186)	(1,521)
Plus: Non-cash contributions to the ESOP (including Company 401-K match)	2,306	2,338

Plus: Loss on extinguishment of debt	—	—

Plus: Any nonrecurring charges and adjustments treated as such by third-party valuation firm that prepares valuation reports in connection with the ESOP	3,475	13,867

Minus: To the extent included in net income (or net loss), any extraordinary gains and all non-cash charges added to net income	19	(3,320)

Plus: Pro forma adjustments permitted by certain covenants in the Term B Senior Credit Facility	—	—

Consolidated EBITDA	$14,631	$25,644

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Consolidated EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Consolidated EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Consolidated EBITDA may vary from others in its industry. The term Consolidated EBITDA is not defined under U.S. GAAP and Consolidated EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net income, has been provided above.

Consolidated EBITDA for the twelve month period ended September 30, 2008 was approximately $61.3 million, and Consolidated EBITDA for the twelve month period ended September 30, 2007 was approximately $72.6 million. Year-to-date adjustments to Consolidated EBITDA were primarily the result of costs associated with executive severance and third-party financing. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Alion Science and Technology Corporation
Non-GAAP Measures — EBITDA and Adjusted EBITDA
Calculations
For the Twelve Month Periods Ended September 30, 2008 and 2007
(Dollars in thousands)
(Unaudited)

	Twelve Months Ended September 30,
	2008	2007

Calculation of EBITDA (1)
Net loss	$(25,334)	$(42,770)
Plus: Interest expense	47,382	51,226
Plus: Loss on retirement of debt	—	6,170
Plus: Income tax expense	(13)	(12)
Plus: Depreciation and amortization expense	20,715	21,824

EBITDA	$42,750	$36,438

Calculation of Consolidated EBITDA (2)
EBITDA	42,750	36,438

Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	500	8,339

Plus: Non-cash contributions to the ESOP (including Company 401-K match)	9,781	9,920

Plus: Loss on extinguishment of debt	—	—

Plus: Any nonrecurring charges and adjustments treated as such by third-party valuation firm that prepares valuation reports in connection with the ESOP	8,019	21,220

Minus: To the extent included in net income (or net loss), any extraordinary gains and all non-cash charges added to net income	295	(3,320)

Plus: Pro forma adjustments permitted by certain covenants in the Term B Senior Credit Facility	—	—

Consolidated EBITDA	$61,345	$72,597

1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

2)	The Company believes that the presentation of Consolidated EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Consolidated EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Consolidated EBITDA may vary from others in its industry. The term Consolidated EBITDA is not defined under U.S. GAAP and Consolidated EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.

The Company’s days sales outstanding (DSO) as of September 30, 2008 was approximately 83 days.
The Company currently estimates that revenues and Consolidated EBITDA for the three month period ended December 31, 2008 will be consistent with the Company’s fiscal year 2009 financial plan. The Company currently estimates that its revenues for the three month period ended December 31, 2008 were approximately $189 million.
The Company’s financial statements for its fiscal quarter ended December 31, 2008 are not yet completed, and as such have not been reviewed by its independent public accountants. The foregoing estimates and approximations constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, as amended, and are based on the Company’s preliminary internal estimates of performance for its fiscal quarter ended December 31, 2008. These estimates and approximations may be subject to adjustments in connection with the Company’s routine period-end and quarter-end closing procedures. Accordingly, investors are cautioned not to place undue reliance on the foregoing estimates and approximations.
Item 8.01 Other Events
Alion will host a conference call on January 12, 2009 at 2:00 p.m. ET / 11:00 a.m. PT to discuss financial results for the first quarter of Alion’s fiscal year 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 9, 2009

ALION SCIENCE AND TECHNOLOGY CORPORATION

By:	/s/ Michael J. Alber
Name:	Michael J. Alber
Title:	Chief Financial Officer

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